SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-07              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Cendant Mortgage Corporation, as seller and servicer, Washington Mutual Mortgage Securities Corp., as servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On August 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  August 28, 2002            By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                Statement to Certificate Holders
                                      August 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA      98,933,000.00   82,132,447.77    10,920,569.36      408,533.20   11,329,102.56   0.00            0.00       71,211,878.41
IIA     92,306,000.00   89,509,126.43     4,457,997.02      452,327.06    4,910,324.08   0.00            0.00       85,051,129.41
IIIA   100,296,000.00   98,829,736.21     1,910,809.93      473,507.11    2,384,317.04   0.00            0.00       96,918,926.28
IVA     30,251,000.00   30,190,051.00       924,327.41      160,142.98    1,084,470.39   0.00            0.00       29,265,723.59
VA     178,597,000.00  171,478,229.10     4,228,944.41      339,432.39    4,568,376.80   0.00            0.00      167,249,284.69
AR             100.00            0.00             0.00            0.00            0.00   0.00            0.00                0.00
VM1      7,125,000.00    7,125,000.00             0.00       17,966.91       17,966.91   0.00            0.00        7,125,000.00
VM2      2,375,000.00    2,375,000.00             0.00        7,677.86        7,677.86   0.00            0.00        2,375,000.00
VB       1,900,324.00    1,900,324.00             0.00        7,748.05        7,748.05   0.00            0.00        1,900,324.00
CB1      5,853,000.00    5,841,994.69         3,735.72       29,617.01       33,352.73   0.00            0.00        5,838,258.97
CB2      2,507,000.00    2,502,286.11         1,600.11       12,685.77       14,285.88   0.00            0.00        2,500,686.00
CB3      1,672,000.00    1,668,856.16         1,067.17        8,460.56        9,527.73   0.00            0.00        1,667,788.99
CB4        836,000.00      834,428.08           533.58        4,230.28        4,763.86   0.00            0.00          833,894.50
CB5        835,000.00      833,429.97           532.94        4,225.22        4,758.16   0.00            0.00          832,897.03
CB6        836,734.44      835,161.14           534.05        4,233.99        4,768.04   0.00            0.00          834,627.09
TOTALS 524,323,158.44  496,056,070.66    22,450,651.70    1,930,788.39   24,381,440.09   0.00            0.00      473,605,418.96

IIIX   100,296,000.00   98,829,736.21             0.00       31,296.08       31,296.08   0.00            0.00       96,918,926.28
VX     189,997,324.00  189,997,324.00             0.00      780,600.77      780,600.77   0.00            0.00      189,997,324.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA    22540VW24       830.18252524 110.38348539           4.12939262     114.51287801      719.79903986       IA       5.968894 %
IIA   22540VW32       969.69998082  48.29585314           4.90029966      53.19615280      921.40412768       IIA      6.064102 %
IIIA  22540VW40       985.38063542  19.05170625           4.72109665      23.77280290      966.32892917       IIIA     5.749368 %
IVA   22540VW57       997.98522363  30.55526793           5.29380781      35.84907573      967.42995570       IVA      6.365394 %
VA    22540VW65       960.14059083  23.67869791           1.90054923      25.57924713      936.46189292       VA       2.226880 %
AR    22540VX64         0.00000000   0.00000000           0.00000000       0.00000000        0.00000000       AR       5.968894 %
VM1   22540VW81     1,000.00000000   0.00000000           2.52167158       2.52167158    1,000.00000000       VM1      2.836880 %
VM2   22540VW99     1,000.00000000   0.00000000           3.23278316       3.23278316    1,000.00000000       VM2      3.636880 %
VB    22540VX56     1,000.00000000   0.00000000           4.07722578       4.07722578    1,000.00000000       VB       4.586880 %
CB1   22540VX23       998.11971468   0.63825730           5.06014181       5.69839911      997.48145737       CB1      6.083608 %
CB2   22540VX31       998.11970882   0.63825688           5.06013961       5.69839649      997.48145193       CB2      6.083608 %
CB3   22540VX49       998.11971292   0.63825957           5.06014354       5.69840311      997.48145335       CB3      6.083608 %
CB4   22540VX72       998.11971292   0.63825359           5.06014354       5.69839713      997.48145933       CB4      6.083608 %
CB5   22540VX80       998.11972455   0.63825150           5.06014371       5.69839521      997.48147305       CB5      6.083608 %
CB6   22540VX98       998.11971406   0.63825507           5.06013593       5.69839100      997.48145899       CB6      6.083608 %
TOTALS                946.08842405  42.81834845           3.68243965      46.50078811      903.27007559

IIIX  22540VW73       985.38063542   0.00000000           0.31203717       0.31203717      966.32892917       IIIX     0.380000 %
VX    22540VY22     1,000.00000000   0.00000000           4.10848297       4.10848297    1,000.00000000       VX       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                                August 26, 2002



Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                                    317,968.05
                        Group 1                                                                                  86,414.68
                        Group 2                                                                                  86,536.72
                        Group 3                                                                                  17,639.08
                        Group 4                                                                                   3,592.67
                        Group 5                                                                                 123,784.90

                        Principal Prepayments (Total)                                                        22,132,683.65
                        Group 1                                                                              10,838,018.02
                        Group 2                                                                               4,374,794.83
                        Group 3                                                                               1,893,841.55
                        Group 4                                                                                 920,869.74
                        Group 5                                                                               4,105,159.51

                        Repurchase Principal (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

                        Substitution Amounts (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

                        Net Liquidation Proceeds (Total)                                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

                        Insurance Proceeds (Total)                                                                    0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

                        Other Principal (Total)                                                                       0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                                1,654
                        Group 1                                                                                        267
                        Group 2                                                                                        260
                        Group 3                                                                                        231
                        Group 4                                                                                         67
                        Group 5                                                                                        829

                        Beginning Aggregate Loan Balances (Total)                                           497,006,057.28
                        Group 1                                                                              85,976,184.07
                        Group 2                                                                              93,096,419.55
                        Group 3                                                                             102,736,116.37
                        Group 4                                                                              31,368,797.57
                        Group 5                                                                             183,828,539.72

                        Ending Number of Loans Outstanding (Total)                                                   1,598
                        Group 1                                                                                        242
                        Group 2                                                                                        249
                        Group 3                                                                                        229
                        Group 4                                                                                         66
                        Group 5                                                                                        812


                                                        -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                           August 26, 2002


                        Ending Aggregate Loan Balances (Total)                                              474,555,405.58
                        Group 1                                                                              75,051,751.37
                        Group 2                                                                              88,635,088.00
                        Group 3                                                                             100,824,635.74
                        Group 4                                                                              30,444,335.16
                        Group 5                                                                             179,599,595.31

                        Servicing Fees (Total, including PMI and RMIC Fees)                                     218,179.42
                        Group 1                                                                                  25,246.72
                        Group 2                                                                                  30,341.02
                        Group 3                                                                                  31,889.40
                        Group 4                                                                                   9,802.75
                        Group 5                                                                                 120,899.53

                        Trust Administrator Fees (Total)                                                          2,007.38
                        Group 1                                                                                     324.63
                        Group 2                                                                                     385.51
                        Group 3                                                                                     410.06
                        Group 4                                                                                     130.70
                        Group 5                                                                                     756.48

Section 4.04(a)(viii)   Current Advances (Total)                                                                      N/A
                        Group 1                                                                                       N/A
                        Group 2                                                                                       N/A
                        Group 3                                                                                       N/A
                        Group 4                                                                                       N/A
                        Group 5                                                                                       N/A

                        Outstanding Advances (Total)                                                                  N/A
                        Group 1                                                                                       N/A
                        Group 2                                                                                       N/A
                        Group 3                                                                                       N/A
                        Group 4                                                                                       N/A
                        Group 5                                                                                       N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 2               292,182.28              0.39 %
                        2 Month                 0                     0.00              0.00 %
                        3 Month                 1               298,267.29              0.40 %
                        Total                   3               590,449.57              0.79 %

                        Group 2
                                                                 Principal
                        Category                Number           Balance                Percentage
                        1 Month                 2               596,252.69              0.67 %
                        2 Month                 0                     0.00              0.00 %
                        3 Month                 0                     0.00              0.00 %
                        Total                   2               596,252.69              0.67 %

                         Group 3
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 1               382,872.03              0.38 %
                        2 Month                 0                     0.00              0.00 %
                        3 Month                 0                     0.00              0.00 %
                        Total                   1               382,872.03              0.38 %

                         Group 4
                                                                Principal
                        Category                Number          Balance                Percentage
                        1 Month                 1               383,086.45              1.26 %
                        2 Month                 0                     0.00              0.00 %
                        3 Month                 0                     0.00              0.00 %
                        Total                   1               383,086.45              1.26 %

                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            August 26, 2002

                        Group 5
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  9              1,858,924.97            1.04 %
                        2 Month                  5              1,108,847.32            0.62 %
                        3 Month                  7              1,458,676.92            0.81 %
                        Total                   21              4,426,449.21            2.47 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 15              3,513,318.42            0.74 %
                        2 Month                  5              1,108,847.32            0.23 %
                        3 Month                  8              1,756,944.21            0.37 %
                        Total                   28              6,379,109.95            1.34 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           1                 48,773.68             0.03 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           1                 48,773.68             0.01 %

                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            August 26, 2002


Section 4.04(a)(xi)     REO Properties

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

Section 4.04(a)(xii)    Current Realized Losses (Total)                                                 0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Group 3                                                                         0.00
                        Group 4                                                                         0.00
                        Group 5                                                                         0.00

                        Cumulative Realized Losses (Total)                                              0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Group 3                                                                         0.00
                        Group 4                                                                         0.00
                        Group 5                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        352
                        Group 1                                                                         348
                        Group 2                                                                         353
                        Group 3                                                                         353
                        Group 4                                                                         354
                        Group 5                                                                         352

Section 4.04(a)(xiv)    Number of Claims Submitted under the RMIC PMI policy                            0.00
                        Total Amount of Claims Submitted under the RMIC PMI policy                      0.00
                        Number of Claims Paid under the RMIC PMI policy                                 0.00
                        Total of Claims Paid under the RMIC PMI policy                                  0.00

Sec. 4.04 (a)(x)        Group 5 Rolling Three Month Delinquency Rate                              0.577341 %

Group 5 O/C Reporting   Targeted Overcollateralization Amount                                     949,986.62
                        Ending Overcollateralization Amount                                       949,986.62
                        Ending Overcollateralization Deficiency                                         0.00
                        Group I Monthly Excess Interest                                             3,582.34
                        Group II Monthly Excess Interest                                            3,879.02
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   780,600.77
                        Payment to Class V-X                                                      780,600.77


                                     -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
